UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-1310094	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The Company’s management and the Audit Committee of its Board of Directors have determined that the consolidated balance sheets, consolidated statements of stockholders’ deficit and related notes to consolidated financial statements included in the consolidated financial statements and information contained in the Company’s Form 10-K filed on December 29, 2005 for the fiscal year ended September 30, 2005 and the Company’s Form 10-Q filed with the Securities and Exchange Commission on February 14, 2006 for the quarter ended December 31, 2005, did not account for certain derivative financial instruments contained in the convertible debentures and certain other notes payable issued in April 2005 in conformity with recent clarifications of SEC standards regarding accounting for derivatives. Such consolidated financial statements should no longer be relied upon.

In particular, the Company applied certain accounting principles to the Company’s convertible debenture financing and the issuance of certain other notes payable, which were completed in April 2005, in a manner which the Company and its advisors believed was in keeping with generally accepted accounting standards and general industry practice at that time, but was not in conformity with that mandated by recent clarifications of SEC standards. We originally accounted for these derivatives as equity in our financial statements. However, we subsequently determined, based upon the provisions of Financial Accounting Standards Board Statement 133, “Accounting for Derivative Financial Instruments and Hedging Activities” and Emerging Issues Task Force Statement 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock,” that these derivatives should have been classified as liabilities at their fair value and thereafter adjusted to fair value at each subsequent reporting period. Additionally, the Company had reported certain losses on debt modifications which resulted, in part, from the derivative financial instruments. The terms of the April 2005 convertible debentures and notes payable were modified in February 2006 and the derivative liabilities were then reclassified back to equity in our financial statements as a result of those modifications.

The decision to restate the consolidated financial statements was made by the Board, upon the recommendation of the Company’s management, the Audit Committee and with the concurrence of the Company’s independent auditors, Aidman Piser & Company. In addition, the Board, upon the recommendation of management and the Audit Committee, made an internal determination that the previously issued consolidated financial statements and other financial information contained in the Form 10-Q for the quarter ended December 31, 2005 should not be relied upon and should be amended accordingly.

On May 11, 2006, the Board discussed the matters disclosed in this Item 4.02 with management, the Audit Committee and with the Company’s independent auditors. The Company’s auditors informed the Board that they concur with the conclusions described above. Following the correction of the errors reported in this Item 4.02, the Company has filed an amended Form 10-K for the relevant period in which it restated its consolidated financial statements and amended its quarterly report on Form 10-Q for the quarter ended December 31, 2005.

Item 7.01. Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release, dated May 15, 2006, by Accentia Biopharmaceuticals, Inc. (the “Company”) announcing that . A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

a.	Not applicable

b.	Not applicable

c.	Not applicable

d.	See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: May 15, 2006

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 15, 2006, announcing financial results for the three months ended March 31, 2006 and significant developmental and commercial milestones achieved.

4